VAN KAMPEN LIFE INVESTMENT TRUST
on behalf of its Portfolios,
Van Kampen Capital Growth Portfolio
Van Kampen Comstock Portfolio
Van Kampen Global Tactical Asset Allocation Portfolio
Van Kampen Government Portfolio
Van Kampen Growth and Income Portfolio
Van Kampen Mid Cap Growth Portfolio
(each, a “Portfolio”)

Supplement dated May 11, 2010
to each of the
Summary Prospectuses dated April 30, 2010
and the
Prospectuses dated April 30, 2010
Each as previously supplemented on April 30, 2010

The Prospectus and the Summary Prospectus are hereby supplemented as follows:

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it had reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about June 1, 2010.

In connection with the Transaction, each Portfolio’s Board of Trustees approved, subject to shareholder approval, that each Portfolio be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Portfolio to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objectives, principal investment strategies and risks as the Portfolio (the “Reorganization”). The proposed Reorganization was approved by shareholders of each Portfolio at a special meeting of shareholders held on May 11, 2010. It is expected that both the Transaction and the Reorganization will close on or about June 1, 2010 at which time shareholders of each Portfolio will receive shares of the corresponding Acquiring Fund in exchange for their shares of the Portfolio. Upon completion of the proposed Reorganization, each Portfolio will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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